UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 6, 2026
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D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(650) 285-2881
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 6, 2026, D-Wave Quantum Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Quantum Circuits, Inc., a Delaware corporation (“Quantum Circuits”), Quest Acquisition Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, Quest Acquisition Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the Securityholders (as defined in the Merger Agreement) pursuant to which the Company has agreed to acquire all of the issued and outstanding equity of Quantum Circuits (the “Transaction”).

Pursuant to the terms of the Merger Agreement and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, the aggregate consideration payable by the Company to the Securityholders at the closing (the “Closing”) of the Transaction (the “Transaction Consideration”) shall consist of (1) a number of the Company’s common stock, par value $0.0001 per share (“Common Stock”) with a value of $300,000,000, plus (2) $250,000,000 in cash, subject to a net debt adjustment and such other adjustments as set forth in the Merger Agreement. In accordance with the Merger Agreement, outstanding unvested options to purchase shares of Quantum Circuits common stock, par value $0.0001 per share (“Quantum Circuits Stock”), will be assumed by the Company and adjusted into options to purchase Common Stock. Vested options and warrants to purchase Quantum Circuits Stock will be cancelled in exchange for a pro rata portion of the Transaction Consideration, subject to the adjustments described in the Merger Agreement. The total number of shares of Common Stock to be issued as Transaction Consideration will be calculated using the volume-weighted average price for shares of Common Stock for the 10 trading day period ending on the third trading day immediately preceding the date of the Closing, but will be subject to a collar of not more than $39.03 per share or less than $22.30 per share for the purposes of calculating the total number of shares of Common Stock issued as Transaction Consideration. In connection with the Closing, the Company will enter into a registration rights agreement providing customary registration rights for the Common Stock issued pursuant to the Transaction.

The Merger Agreement contains customary representations and warranties by the parties thereto. The parties to the Merger Agreement have also agreed to various customary covenants and agreements, including, among others, for Quantum Circuits to conduct, subject to certain exceptions, its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the Closing.

The completion of the Transaction is subject to the satisfaction of customary closing conditions, including, among other things, the absence of any governmental law or order that makes the Transaction illegal or otherwise prohibits or prevents its consummation; any waiting period (or any extension thereof) applicable to the Transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 shall have expired or been terminated; the accuracy of the representations and warranties made by the parties to the Merger Agreement (generally subject to customary materiality thresholds); the absence of a material adverse effect with respect to either the Company or Quantum Circuits; and the authorization for listing of the Common Stock to be issued pursuant to the Merger Agreement on the New York Stock Exchange.

The Merger Agreement may be terminated under certain circumstances, including by mutual written agreement of the Company and Quantum Circuits, and, subject to certain conditions, if the Closing shall not have occurred by April 6, 2026.

The foregoing description of the Transaction and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been filed to provide investors and security holders with information regarding its terms. The Merger Agreement is not intended to provide any other factual or financial information about the Company, Quantum Circuits or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures, and may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company, Quantum Circuits or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Concurrently with the execution and delivery of the Merger Agreement, the Company entered into a lock-up agreement (each, a “Lock-Up Agreement”) with each Key Employee (as defined in the Merger Agreement) with respect to a portion of the Common Stock received as Transaction Consideration, pursuant to which, subject to certain exceptions, each Key Employee may not transfer 50% of the Common Stock received by such Key Employee at Closing for a period of five years from the Closing, subject to the terms and conditions of the Lock-Up Agreement, including accelerated release in the event that the applicable employee either (x) remains an employee of the Company on the twelve and eighteen-month anniversaries of the Closing or (y) ceases to be an employee of the Company or any of its subsidiaries as a result of resignation for “Good Reason” or termination without “Cause” or death or disability. The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the Form of Lock-Up Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K related to the shares of Common Stock to be issued as consideration for the Transaction is incorporated herein by reference. The securities will be issued pursuant to one or more exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), including those provided by Section 4(a)(2) of the Securities Act and Regulation D and Regulation S promulgated under the Securities Act.

Item 7.01 Regulation FD Disclosure.

On January 7, 2026, the Company issued a press release announcing its entry into the Merger Agreement. A copy of the press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Certain statements in this Current Report on Form 8-K, including Exhibit 99.1, are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995, including statements relating to the acquisition (including the timing and completion thereof), as well as the combined company’s development and commercialization plans, plans to accelerate the projected time to a scaled, error-corrected gate model quantum computer and intention to make an initial dual-rail system generally available in 2026, among others. In some cases, you can identify forward-looking statements by the following words: “believe,” “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “trend,” “believe,” “estimate,” “predict,” “project,” “potential,” “seem,” “seek,” “future,” “outlook,” “forecast,” “projection,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve significant risks, uncertainties, and other factors that may cause actual results to differ materially from the information expressed or implied by these forward-looking statements and may not be indicative of future results. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including the risks set forth under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this press release in making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.

This Current Report on Form 8-K is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote, consent or approval in any jurisdiction pursuant to or in connection with the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger by and among D-Wave Quantum Inc., Quantum Circuits, Inc., Quest Acquisition Merger Sub I, Inc., Quest Acquisition Merger Sub II Inc. and Shareholder Representative Services LLC, dated January 6, 2026*

10.1	Form of Lock-Up Agreement
99.1	Press Release, dated January 7, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*     Schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules and/or exhibits to the SEC on a confidential basis upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2026	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer